SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2005

AXONYX INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

500 Seventh Avenue, 10th Floor, New York, New York 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Thursday, April 7, 2005, Gosse B. Bruinsma, M.D., President and Chief Executive Officer of Axonyx Inc., will be presenting at the BioCentury “Future Leaders in the Biotech Industry” Conference at the Millennium Broadway Hotel in New York City. The Axonyx presentation is scheduled for 3:50 PM EST, and is expected to include updates on Axonyx’s recent corporate developments and future development strategies.

The presentation will be webcast live via streaming audio and can be accessed by visiting the Axonyx website at www.axonyx.com. For those unable to listen to the live webcast, a replay of the presentation will be available for 30 days on the Axonyx website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of April, 2005.

AXONYX INC.

By:	/s/ S. Colin Neill
Name:	S. Colin Neill
Title:	Chief Financial Officer

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